Exhibit 10.2.2

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT (the “Termination Agreement”) is entered into as of October 31, 2014 by and between TAKEDA PHARMACEUTICAL COMPANY LIMITED, a company organized under the laws of Japan (“Takeda”), having a place of business at 1-1, Doshomachi 4-chome, Chuo-ku, Osaka 540-8645 Japan, and INTRA-CELLULAR THERAPIES, INC., a Delaware Corporation (“ITI”), having a place of business at Audubon Biomedical Science and Technology Park, 3960 Broadway, New York, NY 10032 U.S.A. Takeda and ITI may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, Takeda and ITI are parties to that certain License and Collaboration Agreement, dated February 25, 2011 (the “License Agreement”); and

WHEREAS, the Parties desire to terminate the License Agreement in its entirety by mutual written agreement in accordance with the terms and conditions set forth in this Termination Agreement; and

WHEREAS, the Parties desire to terminate certain agreements relating to the License Agreement;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	DEFINITIONS

1.1 Except as set forth herein, any and all capitalized terms used and not otherwise defined in this Termination Agreement shall have the meanings ascribed to such terms in the License Agreement.

1.2 “Transition Completion Date” shall mean [***].

1.3 “Termination Date” shall be the date set forth at the start of this Agreement.

2.	TERMINATION OF LICENSE AGREEMENT

2.1 Termination. As of the Termination Date, the License Agreement shall terminate in its entirety and any and all agreements by and between ITI, and any of its Affiliates, and Takeda, and any of its Affiliates, relating to the License Agreement, including the Quality Agreement between Takeda, Takeda Global Research & Development Center, Inc., BASF Pharma Evionnaz SA (“BASF”) and ITI, the letter agreement between Takeda, ITI and BASF,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

dated October 12, 2012, and the Memorandum of Understanding between ITI and Takeda, dated May 7, 2014 (“Ancillary Agreements”), shall terminate as of the Termination Date; provided that certain rights and obligations of the Parties under such agreements shall survive in accordance with the survival provisions set forth in such agreements, as may be modified herein.

2.2 Close-Out Activities. The Parties, through the oversight of the JSC, shall complete the activities set forth in this Termination Agreement and Exhibit 1 hereto in accordance with a written transition plan to be approved within [***] ([***]) days of the Termination Date (unless otherwise agreed by the Parties) by the JSC, along with other such activities as agreed upon by the Parties at the JSC in writing necessary to complete the activities set forth in this Termination Agreement and Exhibit 1 hereto (collectively, the “Close-Out Activities”). Except as set forth herein, [***]. The JSC shall appoint a working group to create such written transition plan and work closely with the Parties to complete the Close-Out Activities (the “Transition Working Group”). Notwithstanding anything to the contrary in Section 3.2 of the License Agreement, should the Executive Officers be unable to resolve a dispute or disagreement with respect to the scope of the Close-Out Activities or the transition plan, then such dispute shall be referred to a neutral arbitrator reasonably acceptable to both Parties for resolution. For the avoidance of doubt, subject to the diligence obligations set forth in this Termination Agreement, each Party shall have final decision making authority with respect to its performance of Close-Out Activities.

2.3 Diligence. Each Party will exercise the level of effort and resources reasonably necessary to perform its respective obligations in completion of the Close-Out Activities with the goal of completing the Close-Out Activities no later than the Transition Completion Date. The efforts and resources committed by Takeda to complete the Close-Out Activities assigned to it prior to the Transition Completion Date shall be no less than the level Takeda would typically commit in the performance of research programs for its other compounds currently under development. For the avoidance of doubt, in performance of the Close-Out Activities and its other obligations hereunder, Takeda shall act in good faith and shall not take any action that could reasonably be expected to have a material adverse impact on the further Development and Commercialization of any Product. In the event that, despite applying the foregoing level of diligence, Takeda does not complete one or more of the Close-Out Activities assigned to it prior to the Transition Completion Date, then Takeda shall use [***] to complete such activities as quickly as possible, and the obligation for Takeda to complete such activities shall survive the Transition Completion Date and shall continue until such activities have been completed, including, for the avoidance of doubt, the transfer of any Information generated from such Close-Out Activities to ITI. In the event Takada is required to use [***] to complete such activities as provided in the prior sentence, then ITI shall also use [***] to facilitate the completion of such activities.

2.4 Transition Assistance. As part of the Close-Out Activities, Takeda, in accordance with this Section 2.4, shall assist ITI, with ITI’s cooperation, as may be reasonably necessary for ITI to continue Developing, Manufacturing and/or Commercializing the Products throughout the Territory. Notwithstanding the other provisions set forth in this Section 2.4, to the extent that any contract between Takeda and a Third Party is not assignable to ITI, Takeda shall reasonably cooperate and assist with and assist ITI to arrange for ITI to receive the services contemplated under such contract either from the Third Party with whom Takeda had contracted

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

or a different Third Party; provided, however, in no circumstance shall Takeda be required to complete (either directly or indirectly through its vendor) any activity beyond those activities set forth in this Termination Agreement and Exhibit 1 as of the Termination Date, unless mutually agreed in writing by the Parties at the JSC. For the avoidance of doubt, such assistance by Takeda shall include the following.

(a) Materials, Data and Information Transfer. Unless otherwise prohibited by applicable Law or contract, Takeda will, in accordance with the timing agreed upon by the Parties, promptly return, transfer and assign to ITI or its designee the agreed upon materials, including biological materials and samples, Information (including without limitation case report forms, study databases and other study records), Regulatory Materials, Regulatory Approvals, licenses, third party agreements and other items (including, without limitation, any Drug Master File(s), INDs, and NDAs, together with the material correspondence with Regulatory Authorities) related to the Compounds and Products and related data and Information relating to the Products and Compounds, all of which shall be deemed Confidential Information of ITI (and not of Takeda) (provided that Takeda will be allowed to retain (or if available, ask ITI to share in the future) any such materials that a Regulatory Authority requires Takeda to retain or submit under applicable Laws). For any of the foregoing documentation, data and information that is to be transferred to ITI and is not in English, Takeda will, upon the request of ITI, translate the foregoing into English and deliver true and accurate, in all material respects, translations thereof to ITI. All such information shall be transferred to ITI or its designee in an organized and clear manner, with all documents and files clearly labeled.

(b) Intellectual Property Transfer. Takeda hereby assigns to ITI, effective on the Termination Date, Takeda’s entire right, title and interest in and to each Sole Assigned Patent, and one-half of its right, title and interest in and to each Joint Assigned Patent (and Takeda appoints ITI its attorney in fact solely to make such reassignments and authorizes ITI to make such re-assignments). In each case, Takeda shall execute and deliver to ITI a deed(s) of such assignment, in a mutually agreeable form, within [***] ([***]) days of the Termination Date. ITI shall be responsible for recording all such assignments, and Takeda and its successors and assigns shall (i) reasonably cooperate with ITI’s efforts to do so, including satisfying the assignment and recording requirements of relevant patent offices and (ii) reimburse ITI for all reasonable and documented out-of-pocket expenses incurred by ITI in connection with this Section 2.4(b).

(c) Clinical Study Transfer. [***].

(d) Toxicology Studies Transfer. Upon completion of the Close Out Activities related to the [***] toxicology studies assigned to it under Exhibit 1 hereto, Takeda shall, in accordance with the timing set forth in Exhibit 1 hereto or otherwise as agreed upon by the Parties, transfer to ITI the management and continued performance of the [***] week toxicology studies for the Product ongoing as of the Termination Date and shall promptly deliver the agreed upon biological materials and information relevant to such toxicology studies to ITI or its designee.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(e) Manufacturing Process Transfer. Pursuant to Section 13.6(e) of the License Agreement, Takeda shall transfer the current manufacturing process for ITI-214 to ITI or its designee (as instructed by ITI in writing), commencing upon the Termination Date, and shall complete such transfer within [***] ([***]) months of the Termination Date; provided, however, that the failure to timely complete such transfer due to matters outside Takeda’s reasonable control shall not be deemed a breach of this Termination Agreement by Takeda. Takeda shall be required to provide, at its own cost and expense, no more than [***] ([***]) [***] (exclusive of any travel time) in support of the transfer of the manufacturing process to ITI or its designee, as applicable. In the event ITI requests Takeda provide manufacture transfer support in excess of [***] ([***]) [***], Takeda and ITI shall enter into good faith negotiations on a consulting agreement, pursuant to which Takeda would provide such continued support and ITI would reimburse Takeda for its FTE costs at the rate of $[***] (USD) per hour, along with reasonable travel and lodging expenses. Notwithstanding Section 13.6(e) of the License Agreement, the Parties agree that Takeda need not supply additional quantities of Products to ITI, and that the Returned Product (as defined below) is sufficient for ITI’s requirements, such that Takeda shall not be required to supply additional quantities to ITI. For clarity, Takeda’s obligation to support the transfer of manufacturing process, as described herein, shall survive the Transition Completion Date.

(f) Inventories Transfer. Prior to the Transition Completion Date, Takeda shall ship to ITI or its designee, the inventories of the Compound and the Product as set forth in Exhibit 2 (the “Returned Product”). The Parties acknowledge that to the extent Takeda is required to use Compound or Product to complete the Close-Out Activities assigned to it or that Takeda is required to retain such Compound or Product under applicable Law, the actual amounts of the Compound and Product delivered to ITI may vary from the amounts set forth in Exhibit 2. The Parties will agree on the terms of such shipment, provided that ITI shall have no obligation to reimburse or otherwise compensate Takeda for its costs to manufacture such Returned Product. This Section (f) supersedes Section 13.6(h) of the License Agreement.

2.5 Intellectual Property Licenses.

(a) Takeda hereby grants to ITI, effective upon the Termination Date, an exclusive, fully paid, worldwide, fully transferrable, irrevocable license (with the right to grant sublicenses through multiple tiers) under [***].

(b) [***]

(c) [***].

2.6 Survival Provisions. Notwithstanding Section 13.7 of the License Agreement, the Parties agree that the following Sections within the License Agreement shall terminate upon the Termination Date: Sections 8.2 (ITI Development and Manufacturing Activities), 8.7 (Foreign Exchange), 8.8 (Payment Method; Late Payments), 8.9 (Records and Audit), and 9.2 (Disclosure of Inventions).

2.7 Mutual Releases; Indemnification for Future Activities.

(a) In consideration for the terms set forth in this Termination Agreement, ITI, on behalf of itself and its Affiliates, and the directors, officers, stockholders and employees of such entities and the successors and assigns of the foregoing (the “ITI Releasors”), hereby

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

fully releases Takeda and its Affiliates and the directors, officers and employees of such entities (the “Takeda Releasees”) from any and all claims, actions, causes of action, liabilities, damages, judgments and demands of any kind, whether known or unknown that the ITI Releasors had, has, may have or ever claim to have against Takeda Releasees, under or directly or indirectly related to the License Agreement, except to the extent of existing rights and obligations of the Parties under the License Agreement that survive as provided in Section 13.7 of the License Agreement or as otherwise provided herein. For clarity, the foregoing provision shall not release Takeda Releasees with respect to (i) Takeda’s gross negligence or violation of laws; or (ii) a Claim by any Third Party to the extent that indemnification is owed to an ITI Indemnitee in accordance with Article 11 of the License Agreement and otherwise to the extent that a Claim by a Third Party is caused by or arises from the conduct of a Takeda Releasee.

(b) In consideration for the terms set forth in this Termination Agreement, Takeda, on behalf of itself and its Affiliates, and the directors, officers, stockholders and employees of such entities and the successors and assigns of the foregoing (the “Takeda Releasors”), hereby fully releases ITI and its Affiliates and the directors, officers and employees of such entities (the “ITI Releasees”) from any and all claims, actions, causes of action, liabilities, damages, judgments and demands of any kind, whether known or unknown that the Takeda Releasors had, has, may have or ever claim to have against ITI Releasees, under or directly or indirectly related to the License Agreement, except to the extent of existing rights and obligations of the Parties under the License Agreement that survive as provided in Section 13.7 of the License Agreement or as otherwise provided herein. For clarity, the foregoing provision shall not release ITI Releasees with respect to (i) ITI’s gross negligence or violation of laws; or (ii) a Claim by any Third Party to the extent that indemnification is owed to a Takeda Indemnitee in accordance with Article 11 of the License Agreement and otherwise to the extent that a Claim by a Third Party is caused by or arises from the conduct of an ITI Releasee.

(c) Without limiting the obligations of either Party under Article 11 of the License Agreement or under this Agreement, ITI further agrees that it shall defend, indemnify and hold the Takeda Indemnitees harmless from and against any and all Third Party Claims to the extent that such Claim arises out of, is based on, or results from the manufacture, use, handling, storage, sale or other disposition of the Compound or a Back-Up Compound, including any Variant thereof, as well as any Product, by ITI, its Affiliate or any Third Party on behalf of ITI after the Termination Date. The foregoing indemnity obligation shall not apply to the extent that the Takeda Indemnitees fail to comply with the indemnification procedures set forth in Section 11.3 of the License Agreement and ITI’s defense of the Claim is prejudiced by such failure.

(d) Nothing in this Termination Agreement shall be deemed to release, acquit or discharge either Party, or its Affiliates, its agents, representative, employees, officers, directors, attorneys, successors and assigns, from its obligations under this Termination Agreement or any claim arising from any breach of such obligations.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.	REPRESENTATIONS AND WARRANTIES

3.1 By Takeda. Takeda represents and warrants to ITI that, as of the Termination Date:

(a) Takeda has disclosed all Sole Inventions to ITI as required under Section 9.2 of the License Agreement.

(b) Takeda has not sublicensed, assigned, encumbered or transferred any ITI Technology.

(c) Takeda has not licensed, assigned, encumbered or transferred any Assigned Patents.

(d) Takeda has kept ITI informed of major regulatory developments relating to Compounds and Products as required in Section 5.2 of the License Agreement.

(e) Takeda has not terminated any Clinical Trials for Products without ITI’s prior written consent.

(f) Exhibit 1 constitutes the complete list of Takeda’s material activities related to the Compound or the Product ongoing as of the date hereof.

3.2 By ITI. ITI represents and warrants to Takeda that, as of the Termination Date, ITI has not sublicensed, assigned, encumbered or transferred any Takeda Technology.

4.	GENERAL

4.1 Confidential Information. All information furnished by one Party or any of its Affiliates to the other Party or any of its Affiliates pursuant to this Termination Agreement shall be Confidential Information as defined in and subject to the provisions of Article 10 of the License Agreement. Each Party may use Confidential Information only as permitted by the License Agreement or this Termination Agreement. All Information received, developed and/or authored by Takeda in respect of the Products and Compounds, and Clinical Trials and other studies conducted pursuant to the License Agreement, constitute ITI’s Confidential Information and is subject to the on-going confidentiality and non-disclosure obligations set forth in the License Agreement.

4.2 Press Release. Upon the termination date, the Parties shall issue a joint press release describing the termination of the Parties’ collaboration under the License Agreement substantially in the in the form set forth in Exhibit 3 hereto.

4.3 Dispute Resolution. Article 14 of the License Agreement shall apply to any disputes as to matters arising under or relating to this Termination Agreement or either Party’s rights and/or obligations hereunder.

4.4 Assignment. Neither Party shall assign or delegate its rights and obligations under this Termination Agreement either in whole or in part (including any assignment by operation of law) except with the prior written consent of the other Party, except that a Party may assign and delegate its rights and obligations under this Termination Agreement either in whole or in part (including any assignment by operation of law) without the prior written consent of the other Party (a) in connection with the transfer or sale of all or substantially all of the business of such Party to a Third Party, whether by merger, sale of stock, sale of assets or otherwise

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(including through any assignment by operation of law); or (b) to an Affiliate, provided that the assigning Party shall remain liable and responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate. The Parties’ rights and obligations under this Termination Agreement will bind and inure to the benefit of their respective successors, heirs, executors and administrators and permitted assigns. Except as expressly permitted herein, any assignment of this Termination Agreement shall be null and void.

4.5 Notices. All notices which are required or permitted hereunder shall be provided in accordance with Section 15.3 of the License Agreement.

4.6 Applicable Law. This Termination Agreement and all disputes arising out of or related to this Agreement or any breach hereof shall be governed by and construed under the laws of the State of New York, without giving effect to any choice of law principles that would require the application of the laws of a different state. The Parties agree to resolve any dispute with respect to this Termination Agreement in accordance with Article 14 of the License Agreement

4.7 Entire Agreement; Amendments. This Termination Agreement contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes and cancels all previous express or implied agreements and understandings, negotiations, writings and commitments, either oral or written, in respect to the subject matter hereof, except for the provisions of Section 13.6 of the License Agreement and the other provisions of the License Agreement referenced herein, which shall survive in accordance with their terms. This Termination Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representatives of both Parties hereto.

4.8 Injunctive Relief. Takeda acknowledges that its failure to perform Close-Out Activities as required herein may cause irreparable harm to ITI, which harm may not be reasonably or adequately compensated in damages in an action at law. By reasons thereof, Takeda agrees that ITI shall be entitled, in addition to any other remedies it may have under this Agreement or otherwise, to seek preliminary and permanent injunctive and other equitable relief to prevent or curtail any actual or threatened breach of those Sections.

4.9 Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Termination Agreement. Accordingly, the rule of construction that any ambiguity in this Termination Agreement shall be construed against the drafting Party shall not apply.

4.10 English Language. This Termination Agreement is in the English language, and the English language shall control their interpretation. In addition, all notices required or permitted to be given under this Termination Agreement, and all written, electronic, oral or other communications between the Parties regarding this Termination Agreement, shall be in the English language.

4.11 Counterparts. This Termination Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document. Facsimile copies of signature pages or signatures delivered by any electronic means shall be effective as original signatures.

[Remainder of this page intentionally left blank.]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties hereto have duly executed this TERMINATION AGREEMENT as of the date set forth above.

TAKEDA PHARMACEUTICAL COMPANY LIMITED		INTRA-CELLULAR THERAPIES, INC.

By:	/s/ Christophe Weber	By:	/s/ Sharon Mates

Name:	Christophe Weber	Name:	Sharon Mates, Ph.D.

Title:	President & COO	Title:	Chief Executive Officer

Date:	October 30, 2014	Date:	October 31, 2014

SIGNATURE PAGE TO TERMINATION AGREEMENT

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 1

Close-Out Activities

Functional Area	Study	Close-Out Activity	Estimated Completion Date	Party Responsible
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 2

Returned Inventory

Activity	Item	Lot	Quantity (Kg)

[***]	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]		[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

	[***]	[***]	[***]

	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 3

Form of Press Release

Intra-Cellular Therapies and Takeda Announce Mutual Termination of Collaboration to Develop Phosphodiesterase (PDE1) Inhibitors for CNS Disorders

New York, NY [Date] and Osaka, Japan [Date] – Intra-Cellular Therapies, Inc. (NASDAQ: ITCI) and Takeda Pharmaceutical Company Limited announced today that they have entered into an agreement to mutually terminate the February 2011 license agreement covering Intra-Cellular Therapies’ proprietary compound ITI-214 and related PDE 1 inhibitors and to return the rights for these compounds to Intra-Cellular Therapies.

Under the terms of the agreement, Intra-Cellular Therapies has regained all worldwide development and commercialization rights for the compounds previously licensed to Takeda. Takeda will be responsible for transitioning the compounds back to Intra-Cellular Therapies and will not participate in future development or commercialization activities. After transition of the program, Intra-Cellular Therapies plans to continue the clinical development of PDE1 inhibitors for the treatment of central nervous system, cardiovascular and other disorders.

“We are grateful for Takeda’s substantial efforts in advancing this program into clinical development,” said Dr. Sharon Mates, Chairman and CEO of Intra-Cellular Therapies. “This provides us with the opportunity to unify our PDE1 platform and we look forward to continuing the development of ITI-214 and our other PDE1 inhibitors.”

Intra-Cellular Therapies will discuss the PDE1 program in its previously announced earnings call on Monday, November 3, 2014. To participate in the conference call, please dial              five to ten minutes prior to the start of the call. The participant passcode is             .

About PDE1 Inhibitors

PDE1 inhibitors are unique, orally available, investigational drug candidates being developed for the treatment of cognitive impairments accompanying schizophrenia, Alzheimer’s disease and other neuropsychiatric disorders and neurological diseases and may also treat patients with Attention Deficit Hyperactivity Disorder and Parkinson’s disease. These compounds may also have the potential to improve motor dysfunction associated with these conditions and may also have the potential to treat patients with multiple sclerosis and other autoimmune diseases and pulmonary arterial hypertension. These compounds are very selective for the PDE1 subfamily relative to other PDE subfamilies. They have no known significant off target activities at other enzymes, receptors or ion channels.

About Intra-Cellular Therapies

Intra-Cellular Therapies, Inc. (the “Company”) is developing novel drugs for the treatment of neuropsychiatric and neurodegenerative disease and other disorders of the central nervous system (“CNS”). The Company is developing its lead drug candidate, ITI-007, for the treatment of schizophrenia, behavioral disturbances in dementia, bipolar disorder and other

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

neuropsychiatric and neurological disorders. The Company is also utilizing its phosphodiesterase platform and other proprietary chemistry platforms to develop drugs for the treatment of CNS disorders.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Such forward-looking statements include statements regarding, among other things, our proposed development plans for our portfolio of PDE1 inhibitors; our beliefs about the potential uses and benefits of PDE1 inhibitors; and our research and development efforts and plans under the caption “About Intra-Cellular Therapies, Inc.” All such forward-looking statements are based on management’s present expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such statements. These risks and uncertainties include, but are not limited to the following: our current and planned clinical trials for ITI-007 and our other product candidates may not be successful or may take longer and be more costly than anticipated; product candidates that appeared promising in earlier research and clinical trials may not demonstrate safety and/or efficacy in larger-scale or later clinical trials; our reliance on collaborative partners and other third-parties for development and commercialization of our product candidates; and the other risk factors discussed under the heading “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission, as well as any updates to those risk factors filed from time to time in our periodic and current reports. All statements contained in this press release are made only as of the date of this press release, and we do not intend to update this information unless required by law.

About Takeda Pharmaceutical Company Limited

Located in Osaka, Japan, Takeda is a research-based global company with its main focus on pharmaceuticals. As the largest pharmaceutical company in Japan and one of the global leaders of the industry, Takeda is committed to strive towards better health for people worldwide through leading innovation in medicine. Additional information about Takeda is available through its corporate website, www.Takeda.com.

Takeda Forward-Looking Statement

This press release contains forward-looking statements. Forward-looking statements include statements regarding Takeda’s plans, outlook, strategies, results for the future, and other statements that are not descriptions of historical facts. Forward-looking statements may be identified by the use of forward-looking words such as “may,” “believe,” “will,” “expect,” “project,” “estimate,” “should,” “anticipate,” “plan,” “assume,” “continue,” “seek,” “pro forma,” “potential,” “target,” “forecast,” “guidance,” “outlook” or “intend” or other similar words or expressions of the negative thereof. Forward-looking statements are based on estimates and assumptions made by management that are believed to be reasonable, though they are inherently uncertain and difficult to predict. Investors are cautioned not to unduly rely on such forward-looking statements.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Forward-looking statements involve risks and uncertainties that could cause actual results or experience to differ materially from that expressed or implied by the forward-looking statements. Some of these risks and uncertainties include, but are not limited to, (1) the economic circumstances surrounding Takeda’s business, including general economic conditions in Japan, the U.S. and worldwide; (2) competitive pressures and developments; (3) applicable laws and regulations; (4) the success or failure of product development programs; (5) actions of regulatory authorities and the timing thereof; (6) changes in exchange rates; (7) claims or concerns regarding the safety or efficacy of marketed products or product candidates in development; and (8) integration activities with acquired companies.

The forward-looking statements contained in this press release speak only as of the date of this press release, and Takeda undertakes no obligation to revise or update any forward-looking statements to reflect new information, future events or circumstances after the date of the forward-looking statement. If Takeda does update or correct one or more of these statements, investors and others should not conclude that Takeda will make additional updates or corrections.

Juan Sanchez, M.D.

Vice President

Corporate Communications and Investor Relations of Intra-Cellular Therapies, Inc.

212-923-3344

Burns McClellan, Inc.

Lisa Burns/Angeli Kolhatkar (Investors)

Justin Jackson (Media)

jjackson@burnsmc.com

212-213-0006

Takeda Pharmaceuticals Company Limited

Corporate Communications Dept.

+81-3-3278-2037

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.